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                                                                   Exhibit 10.46
                                TERM LOAN B NOTE

$9,000,000                                             Dated:  December 23, 2003

                  FOR VALUE RECEIVED, the undersigned, CERES GROUP, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of The CIT Group/Equipment Financing, Inc. (the "Lender"), in immediately available funds the principal sum of NINE MILLION DOLLARS ($9,000,000), payable as provided in the Credit Agreement (as defined herein). Capitalized terms used herein shall have the meanings ascribed to such terms in that certain Credit and Security Agreement, dated as of December 23, 2003 (as the same may from time to time be amended, supplemented, restated or otherwise modified, the "Credit Agreement"), among the Borrower, certain Subsidiary Guarantors which are parties thereto, the Lender, the other Lenders listed on the signature pages thereto, and National City Bank, as Agent (the "Agent").

                  The Borrower promises also to pay interest on the unpaid principal amount of the Term Loan B evidenced by this Term Note from time to time outstanding from the date of such Term Loan B until the payment in full thereof at such interest rates as are specified in the Credit Agreement.

                  Both principal and interest in respect of Term Loan B are payable in lawful money of the United States of America to the Agent for the account of the Lender at the office of the Agent in same day funds.

                  This Note is referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, (i) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof and (ii) provides for the amendment or waiver of certain terms of the Credit Agreement, all upon the terms and conditions therein specified.

                  The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. This Term Note shall be binding upon the undersigned and its permitted successors and assigns, and shall inure to the benefit of the Lender, its successors and assigns and all subsequent holders of this Term Note.




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                  THIS NOTE HAS BEEN MADE AND ACCEPTED IN COLUMBUS, OHIO,
U.S.A., AND SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW. IF ANY PROVISION HEREOF IS IN CONFLICT WITH ANY STATUTE OR RULE OF LAW OF THE STATE OF OHIO OR IS OTHERWISE UNENFORCEABLE FOR ANY REASON WHATSOEVER, THEN SUCH PROVISION SHALL BE DEEMED SEPARABLE FROM AND SHALL NOT INVALIDATE ANY OTHER PROVISION OF THIS NOTE.


                                  CERES GROUP, INC.



                                  ------------------------------------------
                                  By:  David Vickers
                                  Title:  Chief Financial Officer



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